                                                                                                         MORGAN STANLEY DEAN WITTER

1/27/2000                         13:58:56
------------------------------------------------------------------------------------------------------------------------------------
HMAC               HMAC 00-PH1     SERIES 2000-PH1  CLASS A1
------------------ --------------- ---------------- --------------- ---------------- --------------- ---------------- --------------
Class              A1              Cusip            N/A             Dated Date       02/01/2000      Original         171,000,000.00
                                                                                                     Balance
Delay              14              First Payment    03/15/2000      Factor           1.00000000      Lead Manager     Prudential
                                   Date
Payment Freq       Monthly         Next Payment     03/15/2000      Current Balance  171,000,000.00  Orig Deal Size   956,916,238.00
                                   Date
Yield Day Count    30/360          Settlement Date  02/08/2000      Coupon           7.46900         Num of Tranches  19
Yield Freq         SemiAnnual      Interest Freq    Monthly         Market Desc      N/A             Deal Age         0
YIELD TABLE DATE   01/27/2000      Credit Rating    AAA/Aaa

SCENARIOS               CPR 0                 (!YM) CPR 25          (!YM) CPR 50          (!YM) CPR 75          (!YM) CPR 100
----------------------- --------------------- --------------------- --------------------- --------------------- --------------------
PRICE/YIELD
        98/24                  7.808                 7.815                 7.818                 7.820                 7.824
        98/28                  7.779                 7.785                 7.789                 7.791                 7.794
        99/00                  7.750                 7.756                 7.759                 7.761                 7.764
        99/04                  7.721                 7.726                 7.729                 7.731                 7.734
        99/08                  7.692                 7.697                 7.700                 7.701                 7.704
        99/12                  7.663                 7.668                 7.670                 7.672                 7.674
        99/16                  7.635                 7.639                 7.641                 7.642                 7.644
        99/20                  7.606                 7.609                 7.611                 7.613                 7.614
        99/24                  7.577                 7.580                 7.582                 7.583                 7.584
        99/28                  7.548                 7.551                 7.553                 7.554                 7.554
        100/00                 7.520                 7.522                 7.524                 7.524                 7.524
        100/04                 7.491                 7.493                 7.494                 7.495                 7.495
        100/08                 7.463                 7.464                 7.465                 7.466                 7.465
        100/12                 7.434                 7.436                 7.436                 7.437                 7.435
        100/16                 7.406                 7.407                 7.407                 7.407                 7.406
        100/20                 7.377                 7.378                 7.378                 7.378                 7.376
        100/24                 7.349                 7.349                 7.349                 7.349                 7.347
        100/28                 7.321                 7.321                 7.321                 7.320                 7.317
        101/00                 7.293                 7.292                 7.292                 7.291                 7.288
        101/04                 7.264                 7.264                 7.263                 7.262                 7.259
        101/08                 7.236                 7.235                 7.234                 7.234                 7.229
AVERAGE LIFE                    5.70                  5.60                  5.56                  5.52                  5.43
FIRST PRIN                   03/15/2000            03/15/2000            03/15/2000            03/15/2000            03/15/2000
LAST PRIN                    09/15/2008            09/15/2008            09/15/2008            09/15/2008            07/15/2008
PAYMENT WINDOW                  103                   103                   103                   103                   101
ACCRUAL FACTOR                 0.1452                0.1452                0.1452                0.1452                0.1452
MOD DURATION @ 100/00           4.36                  4.31                  4.28                  4.25                  4.20

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. Morgan Stanley & Co. Incorporated and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, any by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION.

                                                                                                         MORGAN STANLEY DEAN WITTER


1/27/2000                          13:58:56
------------------------------------------------------------------------------------------------------------------------------------
HMAC               HMAC 00-PH1     SERIES 2000-PH1  CLASS A2
------------------ --------------- ---------------- --------------- ---------------- --------------- ---------------- --------------
Class              A2              Cusip            N/A             Dated Date       02/01/2000      Original         532,326,000.00
                                                                                                     Balance
Delay              14              First Payment    03/15/2000      Factor           1.00000000      Lead Manager     Prudential
                                   Date
Payment Freq       Monthly         Next Payment     03/15/2000      Current Balance  532,326,000.00  Orig Deal Size   956,916,238.00
                                   Date
Yield Day Count    30/360          Settlement Date  02/08/2000      Coupon           7.67000         Num of Tranches  19
Yield Freq         SemiAnnual      Interest Freq    Monthly         Market Desc      N/A             Deal Age         0
YIELD TABLE DATE   01/27/2000      Credit Rating    AAA/Aaa


SCENARIOS               CPR 0                 (!YM) CPR 25          (!YM) CPR 50          (!YM) CPR 75          (!YM) CPR 100
----------------------- --------------------- --------------------- --------------------- --------------------- --------------------
PRICE/YIELD
        98/24                  7.940                 7.941                 7.941                 7.941                 7.943
        98/28                  7.921                 7.921                 7.921                 7.922                 7.923
        99/00                  7.902                 7.902                 7.902                 7.902                 7.903
        99/04                  7.882                 7.882                 7.883                 7.883                 7.884
        99/08                  7.863                 7.863                 7.863                 7.863                 7.864
        99/12                  7.844                 7.844                 7.844                 7.844                 7.845
        99/16                  7.825                 7.825                 7.825                 7.825                 7.825
        99/20                  7.805                 7.805                 7.805                 7.806                 7.806
        99/24                  7.786                 7.786                 7.786                 7.786                 7.786
        99/28                  7.767                 7.767                 7.767                 7.767                 7.767
        100/00                 7.748                 7.748                 7.748                 7.748                 7.747
        100/04                 7.729                 7.729                 7.729                 7.729                 7.728
        100/08                 7.710                 7.710                 7.710                 7.710                 7.709
        100/12                 7.691                 7.691                 7.691                 7.691                 7.689
        100/16                 7.672                 7.672                 7.672                 7.672                 7.670
        100/20                 7.653                 7.653                 7.653                 7.653                 7.651
        100/24                 7.634                 7.634                 7.634                 7.634                 7.632
        100/28                 7.615                 7.615                 7.615                 7.615                 7.612
        101/00                 7.596                 7.596                 7.596                 7.596                 7.593
        101/04                 7.577                 7.577                 7.577                 7.577                 7.574
        101/08                 7.559                 7.559                 7.558                 7.558                 7.555
AVERAGE LIFE                    9.50                  9.50                  9.49                  9.47                  9.30
FIRST PRIN                   09/15/2008            09/15/2008            09/15/2008            09/15/2008            07/15/2008
LAST PRIN                    11/15/2009            11/15/2009            11/15/2009            11/15/2009            09/15/2009
PAYMENT WINDOW                   15                    15                    15                    15                    15
ACCRUAL FACTOR                 0.1491                0.1491                0.1491                0.1491                0.1491
MOD DURATION @ 100/00           6.54                  6.54                  6.53                  6.52                  6.44

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. Morgan Stanley & Co. Incorporated and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, any by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.
NOT FOR DISTRIBUTION.

                                                                                                         MORGAN STANLEY DEAN WITTER

1/27/2000                         13:58:56
------------------------------------------------------------------------------------------------------------------------------------
HMAC               HMAC 00-PH1     SERIES 2000-PH1  CLASS B
------------------ --------------- ---------------- --------------- ---------------- --------------- ---------------- --------------
Class              B               Cusip            N/A             Dated Date       02/01/2000      Original         43,062,000.00
                                                                                                     Balance
Delay              14              First Payment    03/15/2000      Factor           1.00000000      Lead Manager     Prudential
                                   Date
Payment Freq       Monthly         Next Payment     03/15/2000      Current Balance  43,062,000.00   Orig Deal Size   956,916,238.00
                                   Date
Yield Day Count    30/360          Settlement Date  02/08/2000      Coupon           7.53000         Num of Tranches  19
Yield Freq         SemiAnnual      Interest Freq    Monthly         Market Desc      N/A             Deal Age         0
YIELD TABLE DATE   01/27/2000      Credit Rating    AA/Aa2


SCENARIOS               CPR 0                 (!YM) CPR 25          (!YM) CPR 50          (!YM) CPR 75          (!YM) CPR 100
----------------------- --------------------- --------------------- --------------------- --------------------- --------------------
PRICE/YIELD
        98/24                  8.100                 8.100                 8.100                 8.100                 8.102
        98/28                  8.080                 8.081                 8.081                 8.081                 8.083
        99/00                  8.061                 8.062                 8.062                 8.062                 8.063
        99/04                  8.042                 8.043                 8.043                 8.043                 8.044
        99/08                  8.023                 8.024                 8.024                 8.024                 8.025
        99/12                  8.004                 8.005                 8.005                 8.005                 8.005
        99/16                  7.985                 7.986                 7.986                 7.986                 7.986
        99/20                  7.966                 7.967                 7.967                 7.967                 7.967
        99/24                  7.947                 7.948                 7.948                 7.948                 7.948
        99/28                  7.928                 7.929                 7.929                 7.929                 7.929
        100/00                 7.910                 7.910                 7.910                 7.910                 7.909
        100/04                 7.891                 7.891                 7.891                 7.891                 7.890
        100/08                 7.872                 7.872                 7.872                 7.872                 7.871
        100/12                 7.853                 7.853                 7.854                 7.854                 7.852
        100/16                 7.835                 7.835                 7.835                 7.835                 7.833
        100/20                 7.816                 7.816                 7.816                 7.816                 7.814
        100/24                 7.797                 7.797                 7.797                 7.797                 7.796
        100/28                 7.779                 7.779                 7.779                 7.779                 7.777
        101/00                 7.760                 7.760                 7.760                 7.760                 7.758
        101/04                 7.741                 7.741                 7.741                 7.742                 7.739
        101/08                 7.723                 7.723                 7.723                 7.723                 7.720
AVERAGE LIFE                    9.79                  9.78                  9.77                  9.77                  9.60
FIRST PRIN                   11/15/2009            11/15/2009            11/15/2009            11/15/2009            09/15/2009
LAST PRIN                    12/15/2009            12/15/2009            11/15/2009            11/15/2009            09/15/2009
PAYMENT WINDOW                   2                     2                     1                     1                     1
ACCRUAL FACTOR                 0.1451                0.1451                0.1451                0.1451                0.1451
MOD DURATION @ 100/00           6.63                  6.62                  6.62                  6.62                  6.54

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. Morgan Stanley & Co. Incorporated and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, any by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.
NOT FOR DISTRIBUTION.

                                                                                                         MORGAN STANLEY DEAN WITTER

1/27/2000                         13:58:56
------------------------------------------------------------------------------------------------------------------------------------
HMAC               HMAC 00-PH1     SERIES 2000-PH1  CLASS C
------------------ --------------- ---------------- --------------- ---------------- --------------- ---------------- --------------
Class              C               Cusip            N/A             Dated Date       02/01/2000      Original         47,846,000
                                                                                                     Balance
Delay              14              First Payment    03/15/2000      Factor           1.00000000      Lead Manager     Prudential
                                   Date
Payment Freq       Monthly         Next Payment     03/15/2000      Current Balance  47,846,000      Orig Deal Size   956,916,238.00
                                   Date
Yield Day Count    30/360          Settlement Date  02/08/2000      Coupon           5.00            Num of Tranches  19
Yield Freq         SemiAnnual      Interest Freq    Monthly         Market Desc      N/A             Deal Age         0
YIELD TABLE DATE   01/27/2000      Credit Rating    A/A2


SCENARIOS               CPR 0                 (!YM) CPR 25          (!YM) CPR 50          (!YM) CPR 75          (!YM) CPR 100
----------------------- --------------------- --------------------- --------------------- --------------------- --------------------
PRICE/YIELD
        98/24                  8.260                 8.260                 8.261                 8.261                 8.262
        98/28                  8.241                 8.241                 8.241                 8.242                 8.243
        99/00                  8.222                 8.222                 8.222                 8.222                 8.224
        99/04                  8.203                 8.203                 8.203                 8.203                 8.204
        99/08                  8.183                 8.184                 8.184                 8.184                 8.185
        99/12                  8l.164                8.165                 8.165                 8.165                 8.166
        99/16                  8.145                 8.146                 8.146                 8.146                 8.146
        99/20                  8.126                 8.127                 8.127                 8.127                 8.127
        99/24                  8.107                 8.108                 8.108                 8.108                 8.108
        99/28                  8.088                 8.089                 8.089                 8.089                 8.089
        100/00                 8.070                 8.070                 8.070                 8.070                 8.069
        100/04                 8.051                 8.051                 8.051                 8.051                 8.050
        100/08                 8.032                 8.032                 8.032                 8.032                 8.031
        100/12                 8.013                 8.013                 8.013                 8.013                 8.012
        100/16                 7.994                 7.994                 7.995                 7.995                 7.993
        100/20                 7.975                 7.976                 7.976                 7.976                 7.974
        100/24                 7.957                 7.957                 7.957                 7.957                 7.955
        100/28                 7.938                 7.938                 7.938                 7.938                 7.936
        101/00                 7.919                 7.920                 7.920                 7.920                 7.917
        101/04                 7.901                 7.901                 7.901                 7.901                 7.898
        101/08                 7.882                 7.882                 7.883                 7.882                 7.880
AVERAGE LIFE                    9.85                  9.85                  9.85                  9.83                  9.66
FIRST PRIN                   12/15/2009            12/15/2009            11/15/2009            11/15/2009            09/15/2009
LAST PRIN                    01/15/2010            12/15/2009            12/15/2009            12/15/2009            10/15/2009
PAYMENT WINDOW                   2                     1                     2                     2                     2
ACCRUAL FACTOR                 0.1481                0.1481                0.1481                0.1481                0.1481
MOD DURATION @ 100/00           6.61                  6.61                  6.60                  6.59                  6.52

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. Morgan Stanley & Co. Incorporated and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, any by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.
NOT FOR DISTRIBUTION.

1/27/2000                         13:58:56
------------------------------------------------------------------------------------------------------------------------------------
HMAC               HMAC 00-PH1     SERIES 2000-PH1  CLASS D
------------------ --------------- ---------------- --------------- ---------------- --------------- ---------------- --------------
Class              D               Cusip            N/A             Dated Date       02/01/2000      Original         11,962,000
                                                                                                     Balance
Delay              14              First Payment    03/15/2000      Factor           1.00000000      Lead Manager     Prudential
                                   Date
Payment Freq       Monthly         Next Payment     03/15/2000      Current Balance  11,962,000      Orig Deal Size   956,916,238.00
                                   Date
Yield Day Count    30/360          Settlement Date  02/08/2000      Coupon           5.000           Num of Tranches  19
Yield Freq         SemiAnnual      Interest Freq    Monthly         Market Desc      N/A             Deal Age         0
YIELD TABLE DATE   01/27/2000      Credit Rating    A-/A3

SCENARIOS               CPR 0                 (!YM) CPR 25          (!YM) CPR 50          (!YM) CPR 75          (!YM) CPR 100
----------------------- --------------------- --------------------- --------------------- --------------------- --------------------
PRICE/YIELD
        98/18                  8.383                 8.383                 8.384                 8.385                 8.387
        98/22                  8.364                 8.364                 8.365                 8.365                 8.367
        98/26                  8.344                 8.345                 8.346                 8.365                 8.348
        98/30                  8.325                 8.326                 8.326                 8.327                 8.328
        99/02                  8.306                 8.307                 8.307                 8.308                 8.309
        99/06                  8.287                 8.287                 8.288                 8.288                 8.289
        99/10                  8.268                 8.268                 8.269                 8.269                 8.270
        99/14                  8.249                 8.249                 8.250                 8.250                 8.250
        99/18                  8.230                 8.230                 8.231                 8.231                 8.231
        99/22                  8.211                 8.211                 8.212                 8.212                 8.212
        99/26                  8.192                 8.192                 8.193                 8.193                 8.193
        99/30                  8.173                 8.173                 8.174                 8.174                 8.173
        100/02                 8.154                 8.155                 8.155                 8.155                 8.154
        100/06                 8.135                 8.136                 8.136                 8.136                 8.135
        100/10                 8.117                 8.117                 8.117                 8.117                 8.116
        100/14                 8.098                 8.098                 8.098                 8.098                 8.097
        100/18                 8.079                 8.079                 8.079                 8.079                 8.078
        100/22                 8.060                 8.061                 8.060                 8.060                 8.059
        100/26                 8.042                 8.042                 8.042                 8.042                 8.040
        100/30                 8.023                 8.023                 8.023                 8.023                 8.021
        101/02                 8.004                 8.004                 8.004                 8.004                 8.002
AVERAGE LIFE                    9.94                  9.92                  9.88                  9.85                  9.69
FIRST PRIN                   01/15/2010            12/15/2009            12/15/2009            12/15/2009            10/15/2009
LAST PRIN                    01/15/2010            01/15/2010            01/15/2010            12/15/2009            10/15/2009
PAYMENT WINDOW                   1                     2                     2                     1                     1
ACCRUAL FACTOR                 0.1499                0.1499                0.1499                0.1499                0.1499
MOD DURATION @ 100/00           6.61                  6.60                  6.58                  6.57                  6.50

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a
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